Supplement dated May 31, 2016 to the Variable Universal

Life Insurance Prospectus Listed Below

Issued by Columbus Life Insurance Company through its Separate Account 1

Variable Life Prospectus	Date of Prospectus
Pinnacle II	May 1, 2015

This supplement to the prospectus identified above describes changes to a Portfolio in variable life insurance policies issued by Columbus Life Insurance Company. Please retain this supplement to the prospectus for future reference.

PUTNAM Fund Merger

Putnam Variable Insurance Trust has announced that it intends to reorganize and merge the Putnam VT Voyager Fund, a series of the Putnam Variable Insurance Trust, into the Putnam VT Growth Opportunities Fund, effective the close of business July 15, 2016. If the transaction occurs, we will support the transaction by replacing Putnam VT Voyager Fund with the Putnam VT Growth Opportunities Fund.

Existing Sub-Account Investment Option	Replacement Sub-Account Investment Option
Putnam VT Voyager Fund →	Putnam VT Growth Opportunities

Any Account Value you have in the Existing Sub-Account Investment Option at the end of the Business Day on July 15, 2016 (or other date the transaction may occur) will be transferred to the Replacement Sub-Account Investment Option. You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

Prior to the merger, you may transfer the values of the subaccount invested in Putnam VT Voyager Fund and into any other available investment option under the policy without any fees or charges (and without the transfer counting as a transfer for the purposes of any limits on the number of free transfers or any limit on the number of transfers under the policy).

This is for informational purposes only.  You are not required to take any action.  If you need assistance, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.